EXHIBIT 32.1

CERTIFICATION OF PERIODIC REPORT

Pursuant to 18 U.S.C.  Section 1350,  as adopted  pursuant to Section 906 of the Sarbanes-Oxley  Act of 2002,  each of the  undersigned  officers  of  Magnitude Information Systems, Inc. (the "Company"), certifies that:

1.   The Annual Report on Form 10-K of the Company for the Year ended December 31, 2008 (the "Report")  fully complies with the  requirements  of Section 13(a) or 15(d) of the  Securities  Exchange  Act of 1934 (15 U.S.C.  78m or 78o(d)); and

2.   The information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

Dated: April 14, 2009
/s/ Rudolf Hauke
Chief Executive Officer

/s/ Joerg H. Klaube
Chief Financial Officer

This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.